Please file this Prospectus Supplement with your records.


               STRONG INSTITUTIONAL BOND FUND

    Supplement to the Prospectus dated December 31, 1996


Strong Capital Management, Inc., the investment advisor of the Strong Institutional Bond Fund, has voluntarily agreed to extend the Fund's cap on total operating expenses of
 .40% until December 31, 2000.


         Prospectus Supplement Dated March 1, 1997.